                                                                   EXHIBIT 10.75

                          MORTGAGE, SECURITY AGREEMENT,
                              ASSIGNMENT OF LEASES
                          AND RENTS AND FIXTURE FILING

================================================================================


                         in maximum principal amount of


                                  $2,225,000.00

                                     made by


                              DECORA, INCORPORATED


                                   Mortgagor,



                                   IN FAVOR OF


                             ABLECO FINANCE LLC, AS
                              COLLATERAL AGENT FOR
                                  THE LENDERS,


                                    Mortgagee

                               DATED: May 2, 2000

                        THIS INSTRUMENT AFFECTS REAL AND
                       PERSONAL PROPERTY SITUATED IN THE
                    STATE OF NEW YORK, SECTION 163.17, BLOCK
                       4, LOT 22 IN FORT EDWARD, NEW YORK

--------------------------------------------------------------------------------

                                 RECORD AND RETURN TO:

                                 Schulte Roth & Zabel LLP
                                 900 Third Avenue
                                 New York, New York  10022
                                 Attention:  Frederic L. Ragucci, Esq.


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          MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
                               AND FIXTURE FILING

            THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING dated May 2, 2000 (this "Mortgage"), made by DECORA, INCORPORATED, a Delaware corporation, having its principal place of business at 1 Mill Street, Fort Edward, New York 12828 (the "Mortgagor"), in favor of ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lenders (as hereinafter defined), having its principal place of business at 450 Park Avenue, New York, New York 10022 (the "Mortgagee").

                                   WITNESSETH:

            WHEREAS, Mortgagor and Mortgagee are parties to a certain Financing Agreement, of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Mortgagor, Decora Industries, Inc., a Delaware corporation (the "Parent"; the Mortgagor and the Parent are each sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time party to the Financing Agreement (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Mortgagee, as collateral agent for the Lenders and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders;

            WHEREAS, pursuant to Article II of the Financing Agreement, the Lenders have agreed to make to the Borrowers a term loan in the aggregate principal amount of up to $2,225,000 (the "Loan"), for purposes set forth in the Financing Agreement;

            WHEREAS, it is a condition precedent to the making by the Lenders of the Loan to Mortgagor pursuant to the Financing Agreement that the Mortgagor shall have executed and delivered to the Mortgagee this Mortgage, as security for the indebtedness of the Borrowers with respect to the Obligations (as defined in Section 3 hereof), providing for, among other things, the grant to Mortgagee of a lien on certain real property, fixtures and other property of the Mortgagor, as more particularly described herein;

            WHEREAS, the maximum principal amount secured by this Mortgage shall not exceed the total sum of $2,225,000.00, together with interest thereon, attorneys' fees and costs;

            WHEREAS, the Mortgagor is the owner of that certain real property located in Fort Edward, County of Washington and State of New York and more particularly described herein;

            NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loan pursuant to the Financing Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby agrees with the Mortgagee as follows:


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            SECTION 1. Definitions.

            (a) Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Mortgage which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code (the "UCC") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

            (b) As used in this Mortgage, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and the plural forms of the terms defined:

            "Applicable Law" means all laws, rules, regulations, and orders of any governmental authority which exercises jurisdiction over the Mortgaged Property, including the Fair Labor Standards Act and the Americans With Disabilities Act.

            "Business Day" shall have the meaning ascribed to it in the Financing Agreement.

            "Building Equipment" has the meaning specified in Section 2(c)(ii) hereof.

            "Event of Default" has the meaning specified in Section 7 hereof.

            "Financing Agreement" has the meaning specified in the recitals hereto.

            "Governmental Approval" means the approval of any governmental authority which exercises jurisdiction over the Mortgaged Property, including but not limited to the United States of America, the State of New York, any political subdivision of either, any agency, department, commission, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing including any insurance rating organization or board of fire underwriters.

            "Hazardous Materials" means any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "regulated substances," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law as now or at any time hereafter in effect or under the regulations adopted or publications promulgated pursuant thereto, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et. seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et. seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sec. 6901, et. seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq.; and all state and local statutes of like import as now or at any time hereafter in effect. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include, to the extent such materials are regulated by any Hazardous Materials Law (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes, chemicals, or substances, or toxic wastes; (b) asbestos in any form; (c) urea formaldehyde foam insulation; (d) transformers or other equipment which contain polychlorinated biphenyls; and (e) radon gas.


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            "Improvements" has the meaning specified in Section 2 hereof.

            "Indebtedness" has the meaning specified in Section 3 hereof.

            "Loan Documents" has the meaning ascribed to it in the Financing Agreement.

            "Mortgage" or "this Mortgage" means this Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, as modified from time to time.

            "Mortgaged Property" has the meaning specified in Section 2 hereof.

            "Net Proceeds" has the meaning specified in Section 5(f)(iii) hereof.

            "Obligations" has the meaning specified in Section 3 hereof.

            "Permitted Encumbrances" has the meaning specified in Section 4(d)(i) hereof.

            "Real Property" has the meaning specified in Section 2 hereof.

            SECTION 2. Grant of Lien. As collateral security for all of the Obligations (as such term is defined in Section 3 hereof), the Mortgagor hereby mortgages, grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to the Mortgagee, and the successors and assigns of the Mortgagee, and grants to the Mortgagee, and the successors and assigns of the Mortgagee, a continuing security interest in, the following, to have and to hold until the Obligations are satisfied in full:

            (a) all of Mortgagor's right, title and interest in and to the real property described in Exhibit A attached hereto (the "Real Property");

            (b) all of the buildings and improvements now or hereafter located on the Real Property (the "Improvements");

            (c) all of the Mortgagor's right, title and interest in and to the following, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (together with the Real Property and the Improvements, the "Mortgaged Property"):

                  (i) all of the streets and roads abutting the Real Property to the center lines thereof, and strips and gores within or adjoining the Real Property, the air space above the Real Property and the right to use such air space, all rights of ingress and egress by motor vehicles to parking facilities on or within the Real Property, all easements now or hereafter affecting the Real Property, all royalties and other rights appertaining to the use and enjoyment of the Real Property, including, without limitation, alley, drainage, crop, timber, agricultural, horticultural, mineral, water, oil and gas rights;

                  (ii) all fixtures, machinery, equipment and other tangible personal property and all parts thereof and all appurtenances, additions and accessions thereto and substitutions or replacements thereof; all building materials and supplies now or hereafter


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      attached to, contained in or used in connection with, the Real Property or the Improvements or placed on any part thereof and whether or not attached thereto, including, without limitation, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerator and compacting and elevator plants, stoves, ranges, security systems, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, pipes, appliances and fittings (any and all such fixtures and other personal property being hereinafter referred to as the "Building Equipment"), together with the benefits of all deposits and payments now or hereafter made with respect thereto by the Mortgagor;

                  (iii) all leases, lettings and licenses of the Real Property, the Improvements or the other property described in this Section 2, including, without limitation, cash and securities deposited thereunder, all rents, issues and profits payable thereunder or otherwise derived therefrom, together with the right to receive and collect such rents, issues and profits and the right to enforce, whether by action at law or in equity or otherwise, and all provisions and agreements in respect thereof, together with all rights now or hereafter existing in and to all agreements and other documents now or hereafter existing and evidencing or otherwise relating to any of the foregoing;

                  (iv) all unearned premiums accruing under insurance policies and all proceeds of the voluntary or involuntary conversion of any of the Real Property, the Improvements or the other property described in this
      Section 2 into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation made with respect to any of the Real Property, the Improvements or the other property described in this Section 2, by any governmental authority or other regulatory body for the taking by eminent domain, condemnation or otherwise, including, without limitation, awards for any change of grade of streets;

                  (v) any right to appear in and defend, in the name and on behalf of the Mortgagor, any action or proceeding brought with respect to the Real Property, the Improvements or the other property described in this Section 2 or to commence any action or proceeding to protect the interest of the Mortgagee in any of such property; and

                  (vi) all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to any of the Real Property, the Improvements or the other property described in this Section 2 hereafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on any of the Real Property, the Improvements or the other property described in this Section 2, and all conversions of the security constituted thereby which, immediately upon such acquisition, release, construction, assembling, placement or conversion (and in each such case without any further mortgage, conveyance, assignment or other act by the Mortgagor), shall become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein.


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            SECTION 3. Security for Obligations. The mortgage Lien created hereby in the Mortgaged Property constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

            (a) the prompt payment by the Borrowers, as when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Loan, whether for principal, interest, fees, expenses or otherwise, (b) the payment of any expenses (including reasonable counsel fees and expenses) incurred by the Mortgagee in enforcing its rights under the Financing Agreement and the other Loan Documents with respect to the Loan, and (c) the performance by the Borrowers of all of their obligations under the Financing Agreement and other Loan Documents with respect to the Loan.

            (b) the prompt payment by the Mortgagor, as and when due and payable, of all amounts from time to time owing by it in respect of this Mortgage and the prompt payment by the Borrowers, as and when due and payable, of all amounts from time to time owing by them in respect to the Obligations pursuant to the Financing Agreement and the other Loan Documents (collectively, the "Indebtedness").

            (c) Any and all renewals, modifications, consolidations, replacements and extensions of any of the foregoing, provided, however, that the maximum principal amount of all indebtedness secured hereby at any one time shall not exceed the total sum of $2,225,000, together with interest thereon, attorneys' fees and costs; and

            (d) the due performance and observance by the Mortgagor and the other Borrowers of all of their other obligations from time to time existing in respect of this Mortgage and the Obligations pursuant to the Financing Agreement and the other Loan Documents, including any Obligations existing subsequent to an Event of Default.

            SECTION 4. Representations and Warranties. The Mortgagor represents and warrants as follows:

            (a) The Mortgagor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware as set forth on the first page hereof, (ii) has all requisite power and authority, and has taken all necessary corporate action, to authorize, execute, deliver and perform this Mortgage and to encumber the Mortgaged Property pursuant hereto, and (iii) is duly qualified to do business and is in good standing under the laws of the state in which the Mortgaged Property is located.

            (b) The execution, delivery and performance by the Mortgagor of this Mortgage in accordance with its terms do not and will not (i) require any Governmental Approval or any consent or approval of the stockholders of the Mortgagor or any other Person that has not been obtained, (ii) violate or conflict with, result in a breach of, or constitute a default under, (A) any contract binding on or affecting the Mortgagor or any of its properties or (B) any Applicable Law, or (iii) result in or require the creation of any security interest or other Lien upon or with respect to any of its properties.


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            (c) This Mortgage is a legal, valid and binding obligation of the
Mortgagor, enforceable against the Mortgagor in accordance with its terms.

            (d) (i) The Mortgagor has good, marketable and insurable fee simple title to the Mortgaged Property, subject only to those items affecting title to the Mortgaged Property as are set forth in the Mortgagee's title insurance policy or the marked title insurance commitment delivered to the Mortgagee as of the date hereof and insuring the Lien of this Mortgage (the "Permitted Encumbrances"), (ii) except as may be permitted by the Financing Agreement, the Mortgagor is and will be at all times the owner of the Building Equipment, free and clear of any security interest or other Lien, except for the Permitted Encumbrances, (iii) this Mortgage is and will remain a valid and enforceable first Lien on the Mortgaged Property, and (iv) the Mortgagor will preserve such title, and will warrant and defend the validity and priority of the Lien created hereby against the claims of all Persons.

            (e) The Mortgaged Property is not located in an area identified as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, as amended, or the Flood Disaster Protection Act of 1973, as amended.

            (f) (i) The Mortgagor has all Governmental Approvals necessary for the lawful ownership and operation by the Mortgagor of the Mortgaged Property as an industrial facility (including, without limitation, where applicable, a Permanent Certificate of Occupancy and Board of Fire Underwriters Certificate (or local equivalent) for those portions of the Improvements which have been completed, and building permits and all required environmental permits for those portions of the Improvements to be constructed or under construction), and the Mortgaged Property as so owned and operated by the Mortgagor is in compliance with Applicable Law, including, without limitation, all applicable zoning and building codes, ordinances and regulations. No condition exists or event has occurred which, in itself or with the giving of notice or the lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or nonrenewal of any such Governmental Approval, and there is no claim that any thereof is not in full force and effect; (ii) the present or contemplated use or occupancy of the Mortgaged Property does not conflict with or violate any such Governmental Approval; (iii) any Improvements hereafter constructed on the Real Property shall be in compliance with all Applicable Law, including, without limitation, all applicable zoning and building codes, ordinances and regulations, and shall lie wholly within the boundaries of the Real Property;
(iv) any Improvements located on the Real Property which are buildings shall at all time be independent and self-contained operating units; and (v) the Real Property shall at all times be a separate tax lot.

            (g) The exercise by the Mortgagee of any of its rights and remedies hereunder will not violate or conflict with, or result in a breach of, or constitute a default under, any contract binding on or affecting the Mortgagor or any of its properties or any Applicable Law, and will not result in or require the creation of any security interest or other Lien upon or with respect to any of its properties.

            (h) No Governmental Approval is required for (i) the due execution, delivery and performance by the Mortgagor of this Mortgage, (ii) the grant by the Mortgagor, or the


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perfection, of the Lien purported to be created hereby in the Mortgaged
Property, or (iii) the exercise by the Mortgagee of any of its rights and remedies hereunder, except for the recording of this Mortgage in the Office of the County Clerk of Washington County and the filing under the UCC of financing statements in the Office of the Secretary of State of the State of New York.

            SECTION 5. Covenants of the Mortgagor. So long as any of the Obligations shall remain outstanding, unless the Mortgagee shall otherwise consent in writing:

            (a) Payment of Indebtedness. The Mortgagor and the other Borrowers shall punctually pay the Indebtedness in the manner specified in the Financing Agreement, without offset, counterclaim or defense of any nature whatsoever, and shall perform all other obligations specified in the Financing Agreement and the other Loan Documents.

            (b) Further Assurances. The Mortgagor will at its expense, at any time and from time to time, promptly execute, acknowledge and deliver all such further deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers, assurances, instruments and documents and take all such further action as may be necessary or desirable or that the Mortgagee may request in order to (i) perfect and protect the rights intended to be granted to the Mortgagee hereby; (ii) enable the Mortgagee to exercise and enforce its rights and remedies hereunder in respect of the Mortgaged Property; or (iii) otherwise effect the purposes of this Mortgage, including, without limitation, furnishing to the Mortgagee from time to time statements and schedules further identifying and describing the Mortgaged Property and such other information in connection with the Mortgaged Property as the Mortgagee may request, all in reasonable detail.

            (c) Maintenance of the Mortgaged Property. The Mortgagor will maintain the Mortgaged Property in good repair, comply with the requirements of any governmental authority or regulatory body claiming jurisdiction over the Mortgaged Property within the lesser of 30 days after an order containing such requirement has been issued by any such authority or body or the time required pursuant to the terms of such order and will permit the Mortgagee, at any reasonable time and from time to time, to enter upon and inspect the Mortgaged Property without prior notice. The Mortgagor will not, without the prior written consent of the Mortgagee, threaten, commit, permit or suffer to occur any waste, material alteration, demolition or removal of any of the Mortgaged Property; provided, however, that fixtures and articles of personal property may be removed to the extent and in the manner provided in the Financing Agreement. The Mortgagor will promptly notify the Mortgagee of any loss or damage to the Mortgaged Property in excess of $10,000.00.

            (d) Maintenance of Existence. The Mortgagor will preserve and maintain its existence and all of its franchises, licenses, rights and privileges and will become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in the nature of its businesses requires such qualification, and will comply with all Applicable Laws.


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            (e) Insurance.

                  (i) The Mortgagor will keep the Improvements and the Building Equipment, insured, for the full replacement cost thereof, against any loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquakes, elevator collision, and other risks from time to time included under "extended coverage" policies, in such amounts as Mortgagee may require, but in any event in amounts sufficient to prevent Mortgagee from becoming a co-insurer under such policies. In addition, Mortgagor will maintain
(ii) combined single limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to the Mortgaged Property, in an amount of not less than $3,000,000.00; (iii) business rental insurance covering annual receipts for a 12 month period for the Mortgaged Property; and (iv) insurance for such other risks as Mortgagee may require. Replacement costs, at Mortgagee's option, may be redetermined by an insurance appraiser, satisfactory to Mortgagee, not more frequently than once every 12 months at Mortgagor's cost.

                  (ii) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Mortgagee. All insurance required herein shall be written by companies which have a Best's rating of A for capital and X for financial stability. All hazard insurance and such other insurance as Mortgagee shall specify, shall contain a Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Mortgagee, showing Mortgagee as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 5 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Mortgagee and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Mortgagor or the Mortgagee, which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by Mortgagee pursuant to this Mortgage upon the happening of an Event of Default, or (iii) any change in title or ownership of the Mortgaged Property. Mortgagor shall deliver to Mortgagee certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

                  (iii) Original policies or certificates thereof satisfactory to Mortgagee evidencing such insurance shall be delivered to Mortgagee at least 30 days prior to the expiration of the existing or preceding policies. Mortgagor shall give Mortgagee prompt notice of any loss covered by such insurance, and Mortgagee shall have the right to adjust any loss. Mortgagee shall have the exclusive right to adjust all losses payable under any such insurance policies without any liability to Mortgagor whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Mortgagee to be applied or disbursed as provided in the Financing Agreement

                  (iv) Mortgagee shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5, unless Mortgagee is included thereon as named insured with the loss payable to Mortgagee under a standard 438BFU (NS) Mortgagee endorsement, or its local equivalent. Mortgagor immediately


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

shall notify Mortgagee whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Mortgagee.

                  (v) The Mortgagor will keep the Improvements and Building Equipment located on any of the Mortgaged Property insured against loss by flood if such Mortgaged Property is located in an area identified as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended, or the Flood Disaster Protection Act of 1973, as amended (or any successor acts thereto), in an amount at least equal to the Indebtedness or the maximum limit of coverage available with respect to the Improvements and Building Equipment under such Act, whichever is less, and with a company or companies approved by the Mortgagee.

                  (vi) Without limiting the generality of Section 6(b) hereof, the Mortgagor shall not adjust or compromise any claims under any insurance referred to in this Section 5(e) without the prior written consent of Mortgagee in each instance, and Mortgagor shall execute any proofs of loss, receipts, vouchers and releases in connection with such claims from time to time as shall be requested by Mortgagee.

            (f) Insurance Proceeds; Restoration of Mortgaged Property.

                  (i) The proceeds of insurance paid in respect of any of the Mortgaged Property will be paid over to the Mortgagee to be applied as hereinafter provided, and any proceeds of insurance policies coming into the possession of the Mortgagee shall not be deemed trust funds and the Mortgagee shall be entitled to dispose of such proceeds as hereinafter provided. Without limiting the generality of Sections 8(a) and 8(b) hereof, the Mortgagee may deduct from such insurance proceeds any expenses, including, without limitation, attorneys' fees and disbursements (to the extent permitted by law), incurred by it in connection with obtaining such proceeds. The Mortgagee shall have the option, in its sole discretion, to apply any insurance proceeds as specified in Section 7(d) hereof or to allow all or a portion of such proceeds to be used for the restoration of the Mortgaged Property.

                  (ii) If any of the Mortgaged Property shall be damaged or destroyed by fire or other casualty, the Mortgagor will give prompt notice thereof to the Mortgagee, and will promptly commence and diligently continue to perform the repair and restoration of such Mortgaged Property (hereinafter called the "Work") so as to restore such Mortgaged Property in full compliance with all legal requirements and so that such Mortgaged Property shall be at least equal in value and general utility to its value and general utility prior to such damage or destruction, and if the Work to be done is structural or if the cost of the Work, as estimated by the Mortgagee, shall exceed $100,000 (the "Major Work"), the Mortgagor will, prior to the commencement of the Major Work, furnish to the Mortgagee for its approval: (A) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof (1) by all governmental authorities or other regulatory bodies whose approval is required and (2) by an architect satisfactory to the Mortgagee (the "Architect"), accompanied by the


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      Architect's signed estimate, bearing the Architect's seal, of the cost of completing the Major Work; (B) certified or photostatic copies of all permits and authorizations required in connection with the Major Work; and
      (C) a guaranty of the payment for and completion of the Major Work, which guaranty shall be in form and substance and made by a guarantor satisfactory to the Mortgagee, and in an amount not less than the Architect's estimate of the cost of completing the Major Work, less the amount of any insurance proceeds then held by the Mortgagee for application to the cost of the Major Work. Upon receipt of the Mortgagee's approval, the Mortgagor will perform the Major Work diligently and in good faith in accordance with the plans and specifications approved by the Mortgagee.

                  (iii) If the Mortgagee shall determine to apply any insurance proceeds to the Work, the net insurance proceeds available after deduction of the Mortgagee's cost of recovering and paying out such proceeds, including, without limitation, attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor (the "Net Proceeds") shall be applied by the Mortgagee (x) in the case of Work determined by the Mortgagee not to be Major Work, to the Mortgagor upon completion of the Work and (y) in the case of Major Work, at the Mortgagee's option from time to time, to the Mortgagor and/or directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other Persons rendering services or materials as said Major Work progresses. All such payments shall be subject to the following conditions:

                        (A) If the Work to be done is Major Work, the Architect shall be in charge of the Work;

                        (B) Each request for payment shall be made on not less than seven days' prior notice to the Mortgagee and shall be accompanied by a certificate of the Architect (if an architect is required to be retained pursuant to subsection (ii) of this Section 5(f)), otherwise by a certificate of an authorized officer of the Mortgagor, stating that (1) all completed Work has been done in compliance with the approved plans and specifications, if any, and in accordance with Applicable Law, (2) the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and, when added to any sums previously paid out for Work by the Mortgagee, does not exceed the value of the Work performed to the date of such certificate, and (3) the amount of such insurance proceeds remaining in the hands of the Mortgagee will be sufficient to pay for completion of the Work (including, in such reasonable detail as the Mortgagee may require, an estimate of the cost of such completion);

                        (C) Each request for payment shall be accompanied by (1) Lien waivers satisfactory to the Mortgagee covering any part of the Work previously paid for and (2) a search prepared by a title company or licensed abstractor, or other evidence satisfactory to the Mortgagee, that there has not been filed with respect to the Mortgaged Property any mechanic's or other Lien or any instrument for the retention of title in respect of any part of the Work which is not discharged of record and that there are no encumbrances affecting any of the Mortgaged

Property other than the Permitted Encumbrances and such other encumbrances as the Mortgagee shall have approved in writing, together with updates of, and endorsements to, any title insurance policies required by the Mortgagee increasing coverage by the amount advanced and without title exceptions not previously approved by the Mortgagee;

                        (D) No lease affecting the Mortgaged Property immediately prior to the applicable damage or destruction shall have been cancelled, and no such lease shall contain any still exercisable right to cancel, due to such damage or destruction;

                        (E) No Default or Event of Default shall have occurred and be continuing;

                        (F) Any request for payment after completion of the Work shall be accompanied by a copy of all Governmental Approvals required for the lawful occupancy of the Mortgaged Property;

                        (G) The Work and the Improvements can be completed on or before such date as the Mortgagee shall determine; and

                        (H) The Mortgagor, prior to the commencement of the Work, shall have deposited with the Mortgagee the amount, if any, by which the sum of (i) the cost of the Work and (ii) the other costs which will be incurred during the period of restoration, including, without limitation, interest on the Indebtedness (in the case of both (i) and (ii) above, as determined by the Mortgagee in its sole discretion) exceeds the Net Proceeds, and shall continue to maintain such deposit (as recomputed by the Mortgagee from time to time as the Work progresses).

                  (iv) Upon completion of the Work and payment in full therefor, or upon failure on the part of the Mortgagor promptly to commence or diligently to continue the Work, or at any time upon request by the Mortgagor, the Mortgagee may apply the amount of any insurance proceeds then or thereafter in the hands of the Mortgagee as specified in Section 7(d) hereof; provided, however, that nothing herein shall prevent the Mortgagee from applying at any time any of such insurance proceeds to cure any Event of Default.

                  (v) If (A) in the case of Major Work, (1) within 120 days after the occurrence of the damage or destruction to the Mortgaged Property requiring such Major Work, the Mortgagor shall not have submitted to the Mortgagee and received the Mortgagee's approval of plans and specifications for such Major Work (approved by the Architect and by all governmental authorities or other regulatory bodies whose approval is required), or (2) after such plans and specifications are approved by the Mortgagee, the Architect and all such governmental authorities or other regulatory bodies, the Mortgagor shall fail promptly to commence such Major Work, or thereafter shall fail diligently to continue such Major Work or shall be delinquent in the payment to mechanics, materialmen or others in connection with such Major Work, or (B) in the case of Work determined by the Mortgagee not to be Major Work, the Mortgagor shall fail promptly to perform such Work, then, in addition to all other rights set forth herein, and after giving the Mortgagor 10 days' notice of the nonfulfillment of any of the foregoing conditions, the Mortgagee may perform or cause to be performed such repair and restoration, and upon 24 hours' notice to the Mortgagor, the Mortgagee may enter upon the Mortgaged Property to the extent necessary for any of the foregoing purposes, and the Mortgagor hereby waives any claim arising out of anything done pursuant hereto, and the Mortgagee may, at its option, apply insurance proceeds (without the need by the Mortgagee to fulfill any other requirements of this Mortgage) to cover all amounts expended in connection with the performance of such Work, and any excess costs shall be paid by the Mortgagor to the Mortgagee upon demand.

            (g) Taxes and Other Charges; Tax Credits Waived. The Mortgagor will pay and discharge when due all Taxes of every kind and nature, water rates, sewer rents and assessments, levies, permit, inspection and license fees and all other charges imposed upon or assessed against any of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof and all lawful claims and demands of mechanics, materialmen, laborers and other Persons which, if unpaid, might result in, or permit the creation of, a Lien on any of the Mortgaged Property, except to the extent (i)(A) the validity of any of the foregoing is being contested in good faith by proper proceedings which stay (1) the imposition of any penalty, fine or Lien resulting from the nonpayment of any thereof, the collection thereof or other realization thereon, and (2) the sale of the Lien thereof and the sale or forfeiture of any of the Mortgaged Property, and (B) adequate reserves with respect thereto in an amount determined by the Mortgagee have been set aside with the Mortgagee for the payment thereof or (ii) the Mortgagor, shall, in the case of any such claims or demands of mechanics, materialmen, laborers and others, bond or discharge any Lien on the Mortgaged Property arising from any such obligation; provided, however, that if at any time payment of any obligation imposed upon the Mortgagor by this subsection (f) shall become necessary to prevent the delivery of a tax deed conveying any of the Mortgaged Property or the sale of the tax Lien therefor because of nonpayment, or to prevent the sale or forfeiture of any of the Mortgaged Property because of nonpayment or to protect the Lien of this Mortgage, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or the sale of such Lien or the sale or forfeiture of the Mortgaged Property or to protect the Lien of this Mortgage, as the case may be. Unless the Mortgagor is making monthly deposits with the Mortgagee in accordance with
Section 5(k), the Mortgagor will exhibit to the Mortgagee within 10 days after the same shall have become due, validated receipts showing the payment of all such Taxes, water rates, sewer rents, assessments, levies, fees and other charges which may be or become a Lien on any of the Mortgaged Property.

            (h) Payment of Other Expenses. The Mortgagor will pay when due all
(i) premiums for insurance required to be maintained by the Mortgagor on the Mortgaged Property pursuant to the terms hereof, (ii) title insurance premiums relating to the insurance to be maintained on the Mortgaged Property in connection with this Mortgage, (iii) other costs and expenses required to be paid for the maintenance or protection of, or on account of, the Lien of this Mortgage or any other collateral assigned, pledged, mortgaged or otherwise hypothecated to the Mortgagee by the Mortgagor as security for the Obligations, or in connection with the execution and delivery of this Mortgage, and (iv) payments and charges on all Liens and all ground and other leases which may affect or attach to any of the Mortgaged Property. Without limiting the generality of Section 5(b) hereof, upon default of the Mortgagor in the performance of any of its obligations under the preceding sentence, the Mortgagee shall have the right, but not the obligation, to cure such default in the name and on behalf of the Mortgagor.

            (i) Condemnation Awards. The Mortgagor, immediately upon obtaining knowledge, by receipt of service of process or otherwise, of the institution of any proceedings for the condemnation of any of the Mortgaged Property, will notify the Mortgagee of the pendency of such proceedings. The Mortgagor will file and prosecute its claim(s) for any award or payment in good faith and with diligence. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. The Mortgagor shall not settle any action or proceeding or agree to accept any award or payment without the prior written consent of the Mortgagee. The Mortgagor will cause all awards and compensation payable to the Mortgagor as a result of any such condemnation or other taking (or purchase in lieu thereof) to be paid over promptly to the Mortgagee. Without limiting the generality of Section 5(b) hereof, the Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any Liens other than the Permitted Encumbrances. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Mortgagor of interest at the highest rate specified in the Financing Agreement for interest on the principal of the Loan or such other rate as shall be fixed by Applicable Law. The Mortgagee shall apply all such proceeds, in its discretion, as specified in Section 7(d) hereof or to the restoration of the Mortgaged Property. In no event shall the Mortgagee be required to satisfy or discharge this Mortgage until the Obligations are fully paid, and the Mortgagee shall not be required to release from the Lien of this Mortgage any portion of the Real Property so taken until the Mortgagee receives the award or payment for the portion so taken. The application of such award or payment toward payment of the Obligations shall not be deemed a waiver by the Mortgagee of its right to receive payment of the balance of the Obligations in accordance with the provisions of the Loan Documents. The Mortgagee shall have the right, but not the obligation, to question the amount of the award or payment, and the Mortgagee may accept the same without prejudice to any rights that the Mortgagee may have to question such amount. Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Real Property by any public or quasi-public authority or corporation, the unpaid principal portion of the Obligations shall continue to bear interest at the rate payable pursuant to the applicable Loan Documents until the applicable award or payment shall have been actually received by the Mortgagee, and any reduction in the Obligations resulting from the application by the Mortgagee of any such award or payment shall be deemed to take effect only on the date of such receipt.

            (j) Mortgage Taxes. The Mortgagor will pay all Taxes and registration and recording fees imposed upon the Mortgagee (other than income, franchise and doing business Taxes) by reason of its ownership of this Mortgage or any mortgage supplemental hereto or any other Loan Document, or any security instrument with respect to any fixture or personal property of the Mortgagor, and shall pay all stamp and other Taxes required to be paid on any promissory note executed by the Mortgagor.

            (k) Tax and Insurance Deposits. The Mortgagee, at its option, to be exercised by 10 days' written notice to the Mortgagor, may require that the Mortgagor deposit with the Mortgagee, (i) monthly, one-twelfth of the annual charges for any ground or other rent, insurance premiums, real estate assessments or other Taxes or water, sewer and other charges which might become a Lien on any of the Mortgaged Property, and (ii) such additional sums which, together with the aforementioned monthly installments, will be sufficient to make each of the aforementioned payments at least 30 days prior to the date such payments are due, and the Mortgagor, if so required, will make such deposits. Should such charges not be ascertainable at the time any deposit is required to be made with the Mortgagee, the deposit shall be made on the basis of an estimate made by the Mortgagee in its sole discretion, and when the charges are fixed for the then current year, the Mortgagor will deposit any deficiency with the Mortgagee. All funds so deposited with the Mortgagee shall be held by it, but not in escrow, and, except to the extent required by Applicable Law, without interest, and, provided that no Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred, shall be applied by the Mortgagee in payment of the charges aforementioned when and as payable, to the extent the Mortgagee shall have such funds on hand. Should an Event of Default or such other event occur, the funds deposited with the Mortgagee as aforementioned, shall be applied, in the sole discretion of the Mortgagee, to pay the charges for which such funds have been deposited or as specified in Section 7(d) hereof, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Mortgagee as herein provided, nor shall any application be deemed to affect any right or remedy of the Mortgagee hereunder or under Applicable Law. If deposits are being made with the Mortgagee, the Mortgagor will furnish the Mortgagee with bills for the charges for which such deposits are made and such other documents necessary for the payment of such charges at least 15 days prior to the date on which such charges first become payable. Upon any assignment of this Mortgage, the Mortgagee will have the right to pay over the balance of such deposits in its possession to the assignee, and upon the making of such payment the Mortgagee will be completely released from all liability with respect to such deposits and the Mortgagor will look solely to the assignee with respect thereto.

            (l) Restrictive Covenants. Without the prior written consent of the Mortgagee, the Mortgagor will not, except as otherwise provided in the Financing Agreement, (i) execute any conditional bill of sale, chattel mortgage or other security instruments covering any Building Equipment or purchase any Building Equipment so that the ownership of the same will not vest unconditionally in the Mortgagor free from any Liens upon delivery to the Mortgaged Property, (ii) sell, transfer, grant, convey or assign any interest in any of the Mortgaged Property, or (iii) further mortgage, encumber, alienate, hypothecate, or otherwise grant a security interest in or other Lien on or any other interest on any of the Mortgaged Property.

            (m) Estoppel Certificates. The Mortgagor will, not later than five days after request therefor by the Mortgagee, furnish to the Mortgagee a written statement, duly acknowledged, setting forth the amount due on this Mortgage, the terms of payment and maturity date of the Indebtedness, the date to which interest has been paid on the Indebtedness, whether any offsets or defenses exist against the Indebtedness or any Guaranty thereof and (if any are alleged to exist) a detailed description thereof.

            (n) Rents and Leases.

                  (i) The Mortgagor will not: (A) execute or permit to exist any lease of any of the Mortgaged Property except for occupancy by the lessee pursuant to a written lease in form and substance, and with a lessee, satisfactory to the Mortgagee, (B) modify or amend any lease or sublease affecting the Mortgaged Property, (C) discount any rents or collect the same for a period of more than one month in advance, (D) cancel or terminate any lease affecting the Mortgaged Property or accept surrender of the property demised under any such lease except upon the default of the tenant thereunder, or (E) further assign the leases and rents affecting the Mortgaged Property.

                  (ii) The Mortgagor will, upon demand, deliver to the Mortgagee an executed counterpart of each lease or other document relating to any of the Mortgaged Property. The Mortgagor will fully and promptly perform all of its obligations under any and all of such leases, and will enforce the performance and observance of each and every obligation to be performed or observed by the lessee under each such lease. The Mortgagee will not be bound to perform any of the covenants, conditions or provisions contained in any such lease or other document or otherwise have any obligation (including, without limitation, any liability under the covenant or requirement of quiet enjoyment contained in any lease or Applicable Law, in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property). At the option of the Mortgagee, each lease, and all rights of the tenant thereunder, shall be subject and subordinate to this Mortgage, and to each and every advance made or hereafter made hereunder, and to all renewals, additions, supplements, modifications, consolidations, spreaders, replacements and extensions of this Mortgage. The Mortgagor will give prompt notice to the Mortgagee of
      (a) any notice received by the Mortgagor of any default by the lessor under any lease, (b) the commencement of any action or proceeding by any tenant, the purpose of which shall be the cancellation of any lease or a reduction or abatement of the rent payable thereunder, (c) any notice of default given by the Mortgagor to the tenant under any lease, or (d) the interposition by any tenant of any defense or counterclaim in any action or proceeding brought by the Mortgagor against any tenant.

                  (iii) The Mortgagor hereby grants to the Mortgagee the right
      (A) to enter upon and take possession of the Mortgaged Property for the purpose of collecting the rents, issues and profits assigned to the Mortgagee hereunder (the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to such entry and possession, whether or not foreclosure has been instituted and without applying for a receiver), (B) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to the Mortgagee,
      (C) to let any of the Mortgaged Property, and (D) to apply such rents, issues and profits as specified in Section 7(d) hereof. Until an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred and be continuing, the Mortgagor shall be entitled to receive said rents, issues and profits; provided, however, that the Mortgagor will hold said rents, issues and profits in trust for the benefit of the

      Mortgagee hereunder; and provided, further, that the Mortgagee shall have the right, at any time upon the occurrence of an Event of Default or such other event, and upon notice to the Mortgagor of its intention to do so served personally upon or sent by registered or certified mail to the record owner of the Mortgaged Property, to notify any tenant or other obligors of such rents, issues and profits and to direct such tenants or obligors to make payment of all such amounts due or to become due to the Mortgagor directly to the Mortgagee and, upon such notification and at the expense of the Mortgagor and to the extent permitted by law, to enforce collection of any of such rents, issues and profits and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Mortgagor might have done. After receipt by the Mortgagor of the notice from the Mortgagee referred to in the second proviso to the immediately preceding sentence, all amounts and proceeds (including instruments) received by the Mortgagor in respect of such rents, issues and profits shall be received in trust for the benefit of the Mortgagee hereunder, shall be segregated from other funds of the Mortgagor and shall be forthwith paid over to the Mortgagee in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (1) released to the Mortgagor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in
      Section 7(d) hereof.

                  (iv) All lease securities of tenants of the Mortgaged Property shall be treated as trust funds and shall not be commingled with any other funds of the Mortgagor and said lease securities shall be deposited in a segregated tenants' security account to be maintained by the Mortgagor. Within 10 days after request by the Mortgagee, the Mortgagor shall furnish to the Mortgagee satisfactory evidence of compliance with this clause (iv), together with a statement of all lease securities deposited by the tenants and copies of all leases not theretofore delivered to the Mortgagee, certified by the Mortgagor.

                  (v) Reference is made to Section 291-f of the Real Property Law of the State of New York to establish for the Mortgagee the rights and benefits provided therein.

            (o) Compliance With Permitted Encumbrances. The Mortgagor will comply with the covenants made by it or any predecessor in title in any instrument or document constituting a Permitted Encumbrance and will not suffer or permit to exist any default to occur thereunder. The Mortgagor will, at its expense, promptly deliver to the Mortgagee a copy of each notice or other communication received by it by which any holder of any Permitted Encumbrance purports to exercise any of its rights or affect any of its obligations with respect thereto, together with a copy of any reply by the Mortgagor thereto.

            (p) New York Lien Law Requirements. The Mortgagor will receive any advances secured hereby, and will hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to payment of the cost of the improvement before using any part of the total of such advances for any other purpose. The covenants of this subsection (p) are made subject to and in compliance with the trust fund provisions of Section 13 of the Lien Law of the State of New York.

            (r) Management. The Mortgagor shall cause the Real Property and the Improvements to be managed at all times by a manager satisfactory to the Mortgagee and pursuant to a management agreement in form and substance satisfactory to the Mortgagee.

            (s) Environmental Provisions.

                  (A) The Mortgagor represents, warrants and covenants to the Mortgagee as follows: (i) the Mortgaged Property will not and, to the best of the Mortgagor's knowledge, do not, contain any Hazardous Materials except in compliance with all applicable Hazardous Materials Law; and (ii)
      (I) the Mortgaged Property and any buildings now or hereafter located thereon are not now being used, nor have ever been used, and will not, while the Mortgagor or any affiliate thereof is the owner or lessee of the Mortgaged Property or any portion thereof, be used, for any activities involving, directly or indirectly, the use, handling, generation, treatment, storage, transportation, removal, remediation, release or disposal of any Hazardous Materials, and (II) to the best knowledge of the Mortgagor after due inquiry, there has never been any discharge of any Hazardous Materials (1) upon or at the Mortgaged Property, without regard to the source or origin of such discharge, or (2) from the Mortgaged Property into or onto any lands, surface waters or ground waters or air space adjacent to or in the vicinity of the Mortgaged Property; and (iii) neither the Mortgaged Property nor the Mortgagor are subject to any existing or pending proceeding, investigation or inquiry by any Governmental Authority or any sanction or remedial obligation imposed under any applicable Hazardous Materials Law, and no such proceeding, investigation, inquiry, sanction or remedial obligation has been threatened by any such Governmental Authority.

                  (B) The Mortgagor shall comply with any and all Hazardous Materials Law, shall pay immediately when due the costs of removal of any such Hazardous Material if required by any Hazardous Materials Law and shall keep the Mortgaged Property free of any lien imposed pursuant to such Hazardous Materials Law. The Mortgagor covenants that the Mortgaged Property and any buildings now or hereafter located thereon, will not, while the Mortgagor is the owner or operator of all or a portion thereof, be used in violation of any Hazardous Materials Law. In the event the Mortgagor fails to comply with this section, after notice to the Mortgagor and the expiration of the earlier of (i) applicable cure period hereunder, or (ii) the cure period permitted under the applicable Hazardous Materials Law, the Mortgagee may declare this Mortgage to be in default and/or remove, or cause the removal of, the Hazardous Materials and the cost of such removal shall be paid by the Mortgagor as additional interest hereunder and secured hereby.

            SECTION 6. Additional Provisions Concerning the Mortgaged Property.

            (a) To the extent permitted by Applicable Law, this Mortgage shall be deemed to be a security agreement and a fixture filing, as such terms are defined under the UCC, and the Mortgagor hereby authorizes the Mortgagee to file, without the signature of the Mortgagor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Mortgaged Property.

            (b) The Mortgagor hereby irrevocably appoints the Mortgagee the Mortgagor's attorney-in-fact and proxy, with full authority in the place and stead of the Mortgagor and in the name of the Mortgagor or otherwise, from time to time in the Mortgagee's discretion, to take any action and to execute, acknowledge and deliver any document or instrument which the Mortgagee may deem necessary or advisable to accomplish the purposes of this Mortgage, including, without limitation, (i) to obtain, adjust and compromise claims for any insurance required to be paid to the Mortgagee pursuant to Section 5(f) hereof,
(ii) to collect any awards or other compensation required to be paid to the Mortgagee pursuant to Section 5(i) hereof as a result of any condemnation or other taking (or purchase in lieu thereof), and to give proper receipts and acquittances therefor, (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Mortgaged Property, including, without limitation, all rents, issues and profits, (iv) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clauses (i), (ii) or (iii) above, (v) to convey, assign, transfer and deliver the Mortgaged Property pursuant to the terms hereof, and (vi) to file any claims or take any action or institute any proceedings which the Mortgagee may deem necessary or desirable for the collection of any of the Mortgaged Property or otherwise to enforce the rights of the Mortgagee with respect to any of the Mortgaged Property, and this power, being coupled with an interest, shall be irrevocable so long as this Mortgage remains in effect.

            (c) If the Mortgagor fails to perform any agreement contained herein, the Mortgagee may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Mortgagee incurred in connection therewith, together with interest thereon, shall be payable by the Mortgagor pursuant to Section 8 hereof.

            (d) The powers conferred on the Mortgagee hereunder are solely to protect its interest in the Mortgaged Property and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any of the Mortgaged Property in its possession and the accounting for moneys actually received by it hereunder, the Mortgagee shall have no duty as to the Mortgaged Property or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Mortgaged Property.

            (e) THE MORTGAGOR HEREBY WAIVES TRIAL BY JURY AND ALL RIGHT TO HAVE THE MORTGAGED PROPERTY MARSHALLED UPON ANY FORECLOSURE HEREOF. The Mortgagor further agrees that it will not at any time (i) claim or demand or be entitled to any credit against the Obligations for so much of the Taxes assessed against any of the Mortgaged Property as is equal to the tax rate applied to the amount due on this Mortgage or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of any of the Mortgaged Property by reason of this Mortgage or the Obligations secured hereby; (ii) insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of any of the Mortgaged Property, which may affect the covenants and terms of performance of this Mortgage; (iii) claim, take or insist upon any benefit or advantage of any law providing for the valuation or appraisal of any of the Mortgaged Property prior to any sale(s) thereof made pursuant to the terms hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but will permit the execution of every power as though no such law had been enacted; or
(iv) after any such sale(s), claim or exercise any statutory right to redeem any of the property so sold, and the Mortgagor hereby waives any such statutory right. Upon the occurrence and during the continuance of any Event of Default or immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for any of the Obligations, or of any other nature in aid of the enforcement of this Mortgage or any other Loan Document, the Mortgagor will (A) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (B) if required by the Mortgagee, consent to the appointment of a custodian, receiver, liquidator or trustee of the Mortgagor or of any of its property (it being agreed by the Mortgagor that Mortgagee shall have the right to such appointment whether or not the Mortgagor shall consent thereto), and notwithstanding the appointment of any such custodian, receiver, liquidator or trustee, the Mortgagee shall have the right, but not the obligation, to retain possession and control of all of the Mortgaged Property.

            (f) No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon any of the Mortgaged Property or any other property of the Mortgagor shall in any way affect the Lien of this Mortgage or any rights or remedies of the Mortgagee hereunder.

            (g) In the event that the Mortgaged Property is sold and the Mortgagee enters into an agreement with the then owner of the Mortgaged Property extending the time of payment of any of the Obligations, or otherwise modifying the terms hereof, the Mortgagor shall continue to be liable for the Obligations according to the tenor of any such agreement unless expressly released and discharged in writing by the Mortgagee.

            (h) The Mortgagee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the Mortgagor which the Mortgagee, in its discretion, feels may adversely affect the Mortgaged Property or this Mortgage. The Mortgagee shall also have the right to institute any action or proceeding which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or its rights hereunder.

            (i) Notwithstanding anything to the contrary contained in this Mortgage, the assignment, pledge and mortgaging of all insurance policies, unearned premiums thereon, eminent domain awards and all proceeds of any thereof and the right to apply any thereof in accordance with the terms of this Mortgage shall survive any foreclosure of this Mortgage or any sale of any of the Mortgaged Property pursuant to the power of sale.

            (j) The Mortgagor acknowledges that it has received a true copy of this Mortgage and the other Loan Documents in existence as of the date hereof.

            (k) All of the agreements contained herein may be enforced by a receiver of any of the Mortgaged Property.

            SECTION 7. Events of Default; Remedies. Without limiting the generality of Section 1 hereof, any event or condition which constitutes an Event of Default under the Financing Agreement or any other Loan Documents shall constitute an "Event of Default" under this Mortgage. If any Event of Default shall have occurred and be continuing:

            (a) The Mortgagee may exercise in respect of the Mortgaged Property, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the Mortgaged Property), and also may without notice or demand, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Mortgaged Property, take the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee, in its sole discretion, may determine, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (i) declare the entire unpaid Indebtedness to be immediately due and payable, and exercise all other rights it may have under any Loan Document; (ii) enter into or upon the Mortgaged Property, either personally or by its agents or nominees and dispossess the Mortgagor and its agents and servants therefrom and thereupon the Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all of the Mortgaged Property and conduct business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as the Mortgagee, in its sole discretion, deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; and (D) exercise all rights and powers of the Mortgagor with respect to the Mortgaged Property, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property; (iii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash, on credit or for future delivery, in one or more parcels; (iv) with or without entry and, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the Obligations then due and payable, subject to the Lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Obligations; (v) sell any of the Mortgaged Property and all estate, claim, demand, right, title and interest of the Mortgagor therein and rights and equities of redemption and statutory rights of redemption thereof, pursuant to the power of sale or otherwise, at one or more sales, in one or more parcels, at such times and places, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a Lien on the remaining portion of the Mortgaged Property; (vi) institute an action, suit or proceeding in equity for the specific performance of any agreement contained herein or in any other Loan Document to which the Mortgagor is a party; (vii) recover judgment on any such other Loan Document either before, during or after or in lieu of any proceedings for the enforcement of this Mortgage; and (viii) apply for and obtain the appointment of a custodian, trustee, receiver, liquidator or conservator of the Mortgaged Property, without regard for the adequacy of the security for the Obligations and without regard for the solvency of the Mortgagor or any Guarantor of the Obligations or any other Person.

            (b) The Mortgagee shall not be obligated to make any sale of any of the Mortgaged Property regardless of notice of sale having been given. The Mortgagee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and, except as otherwise provided by Applicable Law, such sale may without further notice be made at the time and place to which it was so adjourned. In any sale made by virtue of this Mortgage (whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the Mortgagee may bid for and acquire any of the Mortgaged Property and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sale price after deducting therefrom the expenses of the sale and any other sums payable pursuant to Section 8 hereof. The Mortgagee shall not be required to take possession of any of the Mortgaged Property prior to the sale thereof or to deliver possession of the Mortgaged Property to the purchaser at such sale. Any such sale made by virtue of this Mortgage shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any Persons claiming the same, or any part thereof, either from, through or under the Mortgagor.

            (c) If the Mortgagor is the occupant of any of the Mortgaged Property, it will immediately surrender possession of the space so occupied to the Mortgagee, and if the Mortgagor is permitted to remain in possession, the possession shall be as a month-to-month tenant of the Mortgagee and, on demand, the Mortgagor will pay to the Mortgagee monthly, in advance, a reasonable rental for the space so occupied and in default thereof the Mortgagor may be dispossessed by the usual summary proceedings.

            (d) Any cash held by the Mortgagee as part of the Mortgaged Property and all cash proceeds received by the Mortgagee in respect of any sale of, collection from, or other realization upon, all or any part of the Mortgaged Property may, in the discretion of the Mortgagee, be held by the Mortgagee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Mortgagee pursuant to Section 8 hereof) in whole or in part by the Mortgagee against, all or any part of the Obligations in such order as the Mortgagee shall elect. Any surplus of such cash or cash proceeds held by the Mortgagee and remaining after payment in full of all of the Obligations shall be paid over to the Mortgagor or to such Person as may be lawfully entitled to receive such surplus.

            (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Mortgagee is legally entitled, the Mortgagor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Financing Agreement for interest on overdue principal or such other rate as shall be fixed by Applicable Law, together with the costs of collection and the reasonable fees of any attorneys employed by the Mortgagee to collect such deficiency.

            (f) If, at any time prior to foreclosure sale, the Mortgagor or any other Person tenders payment of the amount necessary to satisfy the Obligations, the same shall be deemed to be a voluntary prepayment, in which case such payment must include the premium required under any applicable prepayment provisions contained in the Loan Documents, if any. This provision shall be of no force or effect if at the time that such tender of payment is made, the Mortgagor has the right under this Mortgage or any Loan Documents to prepay the Indebtedness without penalty or premium.

            (g) Mortgagee shall have the right, without limiting any other rights or remedies Mortgagee may have hereunder or at law, to sell the Mortgaged Property pursuant to Article 14 of the New York Property Actions and Proceedings Law, as the same may be amended from time to time.

            SECTION 8. Indemnity and Expenses.

            (a) The Mortgagor agrees to indemnify the Mortgagee from and against any and all claims, losses and liabilities growing out of or resulting from this Mortgage (including, without limitation, the defense or enforcement of the Lien of this Mortgage) or otherwise relating to any proceeding alleging a violation by the Mortgagor or the Mortgagee of any law, except claims, losses or liabilities resulting solely and directly from the Mortgagee's gross negligence or willful misconduct.

            (b) The Mortgagor will upon demand pay to the Mortgagee the amount of any and all costs and expenses, including the fees and disbursements of the Mortgagee's counsel and of any experts and agents, which the Mortgagee may incur in connection with (i) the administration of this Mortgage, (ii) the custody, preservation, use, operation or management of, or the sale of, collection from, or other realization upon, any of the Mortgaged Property, (iii) the exercise or enforcement of any of the rights of the Mortgagee hereunder, or (iv) the failure by the Mortgagor to perform or observe any of the provisions hereof, together with interest thereon, to the extent permitted by Applicable Law, at the default rate specified in Section 2.04(c) of the Financing Agreement, from the time such payments are made by the Mortgagee to the date of reimbursement by the Mortgagor. All such costs and expenses, together with interest thereon, shall be added to and included in the Obligations and shall be secured by this Mortgage.

            (c) Notwithstanding any notice or grace period contained herein or in any other Loan Document and in addition to any other payments required hereunder or in any other Loan Document, in the event any payment provided for herein shall become overdue for a period in excess of 10 days, the Mortgagor will pay on demand a late charge of four cents ($.04) for each dollar so overdue for the purpose of defraying the expenses incident to handling such delinquent payment.

            SECTION 9. Notices, Etc. Except as otherwise set forth herein, all notices and other communications under this Mortgage shall (a) be in writing (which shall include communications by telecopy) and (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or (ii) delivered by hand, (c) be given, at the following respective addresses and telecopier or telephone numbers and to the attention of the following Persons:

            (i) if the Mortgagor, to it at:

            Decora, Incorporated
            c/o Decora Industries, Inc.
            1 Mill Street
            Fort Edward, New York  12828-1727
            Attention:  Chief Financial Officer

            Telephone:  (518) 747-6255
            Telecopier:  (518) 747-5089

            with a copy to:

            Miller & Holguin
            1801 Century Park East
            Suite 700
            Los Angeles, California 90067
            Attention:  Howard J. Unterberger, Esq.
            Telephone:  310-556-1990
            Telecopier:  310-557-2205

            (ii)   if to the Mortgagee, to it at:

            Ableco Finance LLC
            450 Park Avenue
            28th Floor
            New York, New York  10022
            Attention:   Kevin P. Genda
            Telephone:  (212) 891-2100
            Telecopier:  (212) 759-5305

            with a copy to

            c/o Schulte Roth & Zabel LLP
            900 Third Avenue
            New York, New York  10022
            Attention:  Frederic L. Ragucci, Esq.
            Telephone:  (212) 756-2000
            Telecopier:  (212) 593-5595

or as to any such Person at such other address as such Person may hereafter specify in a written notice to each such other Person complying as to delivery with the terms of this Section 9 and specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, three (3) days after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 9 and the appropriate answer-back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that materials furnished to the Mortgagee shall not be deemed furnished until received.

            SECTION 10. Miscellaneous.

            (a) Any term, covenant, agreement or condition of this Mortgage may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and signed by the Mortgagee and, in the case of any amendment, the Mortgagor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

            (b) The rights and remedies of the Mortgagee, hereunder or under any other Loan Document shall be cumulative and not exclusive of any rights or remedies which the Mortgagee would otherwise have, whether in law or equity, and no failure or delay by the Mortgagee in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. The rights and remedies of the Mortgagee provided herein or in any other Loan Document against any Person are not conditional or contingent upon any attempt by the Mortgagee to exercise any of its rights and remedies under any other Loan Document against such party or against any other Person.

            (c) Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Mortgagor hereby waives any provision or law which renders any provision hereof prohibited or unenforceable in any respect.

            (d) This Mortgage shall create a continuing Lien in the Mortgaged Property and shall (i) remain in full force and effect until the payment in full or release of the Obligations, and (ii) be binding on the Mortgagor and its successors and assigns and shall inure, together with all rights and remedies of the Mortgagee hereunder, to the benefit of the Mortgagee and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Mortgagee may from time to time assign to one or more other Persons all or any part of or otherwise grant participations to one or more other Persons in all or any part of the Loans and the Notes, and the Mortgagee may assign or otherwise transfer any of its rights hereunder or under any other Loan Document to any other such Person, and the holder of any such assignment or participation, if the assignment or participation agreement so provides, shall, with respect to its assignment or participation, be entitled to all of the rights and benefits of the Mortgagee hereunder or under the other Loan Documents. The Mortgagee may, in connection with any such assignment or participation or proposed assignment or participation, disclose any non-public information relating to the Mortgagor furnished by or on behalf of the Mortgagor or any of its Affiliates to the Mortgagee. None of the rights or obligations of the Mortgagor hereunder or any interest of the Mortgagor herein may be assigned or otherwise transferred without the prior written consent of the Mortgagee, and no such attempted assignment or transfer of any such obligation shall relieve the Persons therefrom unless the Mortgagee shall have consented to such release in writing specifically referring to the obligations from which the Mortgagor is to be released.

            (e) For the purpose of this Mortgage, the term "Mortgagor" shall be deemed to refer to any subsequent owner of any of the Mortgaged Property and any successor, executor, legal representative or assign thereof. If there is more than one Mortgagor hereunder, all of their undertakings hereunder shall be deemed joint and several.

            (f) Upon the satisfaction in full of the Obligations, (i) this Agreement and the Lien created hereby shall terminate and all rights to the Collateral Check defined term. shall revert to the Mortgagor, and (ii) the Mortgagee will, upon the Mortgagor's request and at the Mortgagor's expense, (A) return to the Mortgagor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Mortgagor such documents as the Mortgagor shall reasonably request to evidence such termination.

            (g) In the event of the passage after the date of this Mortgage of any law of any governmental authority having jurisdiction hereof or of the Mortgaged Property, deducting from the value of land for the purpose of taxation, affecting any Lien thereon or changing in any way the laws for the taxation of deeds of trust or mortgages or debts secured by deeds of trust or mortgages for Federal, state or local purposes, or the manner of the collection of any such Taxes, so as to affect this Mortgage, the Mortgagor shall promptly pay to the Mortgagee, on demand, all Taxes, costs and charges for which the Mortgagee is or may be liable as a result thereof; provided, however, that if said payment shall be prohibited by law, render any of the Obligations usurious or subject the Mortgagee to any penalty or forfeiture, then and in such event the Indebtedness shall, at the option of the Mortgagee, be immediately due and payable.

            (h) This Mortgage and the other Loan Documents to which the Mortgagor is a party embody the entire agreement between the Mortgagor and the Mortgagee relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

            (i) Section headings are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose.

            (j) The information set forth on the cover hereof is incorporated herein.

            (k) This Mortgagee shall be governed by and construed in accordance with the law of the State of New York.

            (l) Mortgagor represents that this Mortgage does not encumber property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units.

            (m) Pursuant to Section 13 of the lien law of the State of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement on the Mortgaged Property and shall apply such advances first to the payment of the cost of any such improvements on the Mortgaged Property before using any part of the total of the same for any other purpose. Mortgagor will indemnify and hold harmless Mortgagee from and against any loss, cost, expense or liability, including, without limitation, any judgments, attorneys' fees and expenses, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor or Mortgagee of any applicable lien law, including, without limitation, the Lien Law of the State of New York.

            (n) Except as otherwise expressly provided herein, Mortgagee shall have all of the rights against lessees of the Secured Property as set forth in
Section 291(f) of the Real Property Law of the State of New York.

            (o) In the event of any conflict between this Mortgage and the Financing Agreement, the Financing Agreement shall control, except where and to the extent this Mortgage expressly provides that this Mortgage controls.

            (p) The covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

            (q) The monies paid to amortize the Loans (as defined in the Loan Agreement) shall be applied first to repay that portion of the Indebtedness not secured by the Mortgaged Property.

            (r) This Mortgage and that certain Mortgage, Security Agreement and Assignment of Leases and Rents, of even date herewith, between Mortgagor and Mortgagee, securing the original principal amount of $2,000,000, are intended to be recorded simultaneously and each is intended to, and shall, have equal priority of lien with the other.

            IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be executed and delivered by its officer thereunto duly authorized, as of the date of the acknowledgment herein below taken, to be effective as of the date first written above.

                                            DECORA, INCORPORATED


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

On the 2nd day of May, 2000 before me, the undersigned, personally appeared Robert L. MacDonald personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                --------------------------------
                                                          Notary Public

                                    Exhibit A


                                Legal Description